UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

UNITED CONTINENTAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, Andrew Levy, Executive Vice President and Chief Financial Officer of United Continental Holdings, Inc. (the “Company”), notified the Company of his intention to resign from the Company.

On May 16, 2018, the Board of Directors of the Company elected Gerald Laderman as Senior Vice President Finance and acting Chief Financial Officer of the Company.

Mr. Laderman, age 60, has served as Senior Vice President Finance, Procurement and Treasurer of the Company since August 2016 and also served in this role from 2013 to August 2015. From August 2015 to August 2016, Mr. Laderman served as Senior Vice President Finance and acting Chief Financial Officer of the Company. From 2001 to 2010, Mr. Laderman served as senior vice president of finance and treasurer for Continental Airlines, Inc. (“Continental”). Mr. Laderman joined Continental in 1988 as senior director legal affairs, finance and aircraft programs. Prior to joining Continental, Mr. Laderman practiced law at the New York firm of Hughes Hubbard & Reed from 1982 to 1988. He holds a bachelor of arts degree from Dartmouth College and a juris doctor from the University of Michigan Law School.

At this time, changes to Mr. Laderman’s compensation arrangements with the Company have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing such information when it has been determined.

Item 7.01	Regulation FD Disclosure.

On May 17, 2018, the Company issued a press release regarding Mr. Laderman’s election as acting Chief Financial Officer of the Company. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by United Continental Holdings, Inc. dated May 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.

By:	/s/ Jennifer L. Kraft
Name:	Jennifer L. Kraft
Title:	Vice President and Corporate Secretary

Date: May 17, 2018